UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2015

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

Intel's Annual Stockholders' Meeting was held on May 21, 2015.  At the meeting:

1)	stockholders elected 11 persons to serve as directors of Intel;

2)	stockholders ratified the selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Intel for 2015;

3)	stockholders approved, on an advisory basis, Intel's executive compensation;

4)	stockholders approved the amendment and extension of the 2006 Equity Incentive Plan;

5)	stockholders approved the extension of the 2006 Stock Purchase Plan;

6)	stockholders did not approve the stockholder proposal entitled "Holy Land Principles";

7)	stockholders did not approve the stockholder proposal on whether the Chairman of the Board should be an independent director;

8)	stockholders did not approve the stockholder proposal on whether to adopt an alternative vote counting standard.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1)	Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Charlene Barshefsky	3,030,607,697	69,767,343	13,565,316	907,056,766
Aneel Bhusri	3,083,671,110	16,333,976	13,935,270	907,056,766
Andy D. Bryant	3,042,218,549	58,302,195	13,419,612	907,056,766
Susan L. Decker	3,084,206,599	13,291,820	16,441,937	907,056,766
John J. Donahoe	2,002,454,970	1,093,251,454	18,233,932	907,056,766
Reed E. Hundt	3,049,628,487	50,459,202	13,852,667	907,056,766
Brian M. Krzanich	3,075,372,916	27,283,292	11,284,148	907,056,766
James D. Plummer	3,083,659,673	16,079,886	14,200,797	907,056,766
David S. Pottruck	3,036,893,897	62,691,124	14,355,335	907,056,766
Frank D. Yeary	3,084,551,371	15,475,365	13,913,620	907,056,766
David B. Yoffie	3,036,669,462	62,813,480	14,457,414	907,056,766

2)	Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
3,963,483,058	38,588,182	18,925,882	0

3)	Advisory Vote to Approve Executive Compensation

For	Against	Abstain	Broker Non-Votes
2,959,136,138	133,584,653	21,219,565	907,056,766

4)	Approval of Amendment and Extension of the 2006 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
2,860,550,936	234,316,302	19,073,118	907,056,766

5)	Approval of Extension of the 2006 Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
3,054,955,669	42,308,094	16,676,593	907,056,766

6)	Stockholder proposal entitled "Holy Land Principles"

For	Against	Abstain	Broker Non-Votes
81,866,381	2,465,967,886	566,106,089	907,056,766

7)	Stockholder proposal on whether the Chairman of the Board should be an independent director

For	Against	Abstain	Broker Non-Votes
936,315,638	2,157,762,153	19,862,565	907,056,766

8)	Stockholder proposal on whether to adopt an alternative vote counting standard

For	Against	Abstain	Broker Non-Votes
243,104,023	2,846,803,481	24,032,852	907,056,766

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: May 27, 2015	/s/ Suzan A. Miller
Suzan A. Miller
Corporate Secretary